Exhibit 10.94

REGISTRATION RIGHTS AGREEMENT

December 17, 2025

To: Persons Named in Schedule I Hereto

Ladies and Gentlemen:

This will confirm that in consideration of your agreement on or about the date hereof to purchase a 20% OID Convertible Promissory Note (each a “Note” and collectively the “Notes”) of Cell Source, Inc., a Nevada corporation (the “Company”) and a warrant (each a “Warrant” and collectively the “Warrants”) to purchase common stock, $.001 par value per share (the “Common Stock”) of the Company pursuant to the Securities Purchase Agreement dated of December 17, 2025 (the “Purchase Agreement”), between the Company and the Purchasers identified on Schedule I hereto, as purchasers (the “Purchasers”), and as an inducement to the Purchasers to consummate the transactions contemplated by the Purchase Agreement, the Company covenants and agrees with each of the Purchasers as follows:

1.	Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

“Commission” shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“IPO” means the Company’s first underwritten public offering of Common Stock after the date of this Agreement.

“Registration Expenses” shall mean the expenses so described in Section 8.

“Registrable Securities” means (i) the Common Stock issuable or issued upon conversion of the Notes or exercise of the Warrants, (ii) any Common Stock, or any Common Stock issued or issuable (directly or indirectly) upon conversion and/or exercise of any other securities of the Company, held by the Purchasers from time to time; and (iii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in clauses (i) and (ii) above; excluding in all cases (any shares for which registration rights have terminated pursuant to Section 14.

“Securities Act” shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Selling Expenses” shall mean the expenses so described in Section 8.

“Shares” means the shares of Common Stock issuable upon conversion of the Notes and exercise of the Warrants.

2.	Restrictive Legend. Each certificate representing the Shares shall, except as otherwise provided in this Section 2 or in Section 3, be stamped or otherwise imprinted with a legend substantially in the following form:

“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER SUCH ACT AND ALL SUCH APPLICABLE LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.”

A certificate shall not bear such legend if in the written opinion of counsel satisfactory to the Company the securities represented thereby may be publicly sold without registration under the Securities Act and any applicable state securities laws.

3.	Notice of Proposed Transfer. Prior to any proposed transfer of any Shares (other than under the circumstances described in Sections 4, 5 or 6), the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by a written opinion of counsel satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act and any applicable state securities laws, whereupon the holder of such stock shall be entitled to transfer such stock in accordance with the terms of its notice. Each certificate for Shares transferred as above provided shall bear the legend set forth in Section 2, except that such certificate shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act. The restrictions provided for in this Section 3 shall not apply to securities which are not required to bear the legend prescribed by Section 2 in accordance with the provisions of that Section.

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4.	Demand Registration.

(a)	If at any time after the earlier of (i) one (1) year after the date of this Agreement or (ii) 180 days after the effective date of the registration statement for the IPO, the Company receives a request from Purchasers (the “Initiating Purchasers”) holding at least 67% of the Registrable Securities, that the Company file a Form S-1 registration statement having an anticipated aggregate offering price, net of Selling Expenses, of at least $2,500,000, then the Company shall: (x) within ten (10) days after the date such request is given, give notice thereof (the “Demand Notice”) to all Purchasers other than the Initiating Purchasers and (y) or soon as practicable, and in any event within sixty (60) days after the date such request is given by the Initiating Purchasers, file a Form S-1 registration under the Securities Act covering all Registrable Securities that the Initiating Holders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Purchasers, as specified by notice given by each such Purchaser to the Company within twenty (20) days of the date the Demand Notice is given, and in each case subject to the limitations of Sections 4(c) and 4(e). Notwithstanding anything to the contrary contained herein, no request may be made under this Section 4 within one hundred eighty (180) days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the holders of Registrable Securities shall have been entitled to join pursuant to Sections 5 or 6 and in which there shall have been effectively registered all Registrable Securities as to which registration shall have been requested.

(b)	If the method of disposition specified in the request from the Purchasers pursuant to Section 4(a) shall be an underwritten public offering, the holders of a majority of the Registrable Securities to be sold in such offering may designate the managing underwriter of such offering, subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed. Notwithstanding the foregoing sentence, if the Company elects to include shares of Common Stock in such offering pursuant to Section 4(d) hereof such that the number of shares requested for inclusion by the Company (prior to any cut back by an underwriter) is equal to or greater than the number of Registrable Securities pursuant to this Section 4, then the Company may, in its sole discretion, designate the managing underwriter of such offering. The Company shall be obligated to register Registrable Securities pursuant to this Section 4 on two (2) occasions only, provided, however, that such obligation shall be deemed satisfied only when a registration statement covering all Registrable Securities specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto.

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(c)	Notwithstanding the foregoing, the Company shall not be obligated to effect any demand registration: (i) unless such registration would have a net aggregate offering price exceeding $2,500,000; or (ii) if such demand is made within 12 months of a previous demand registration. In addition, if the President or Chief Executive Officer of the Company executes a certificate giving notice of the Company’s intention to file a registration statement or stating that in the good faith judgment of the Board of Directors of the Company the offering would be (i) detrimental to the Company or its shareholders, (ii) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (iii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iv) render the Company unable to comply with requirements under the Securities Act or Exchange Act, the Company may delay such request one or more times (but only once in any 12 month period) for a period not to exceed 180 days after receipt of the request pursuant to Section 4(a) above.

(d)	The Company shall be entitled to include in any registration statement referred to in this Section 4, for sale in accordance with the method of disposition specified by the requesting holders, shares of Common Stock to be sold by the Company for its own account, except as and to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would adversely affect the marketing of the Registrable Securities to be sold. In such event, the number of shares of Common Stock to be registered on behalf of the Company, if any, shall be computed as set forth in Section 4(e) below.

(e)	Whenever a registration requested pursuant to this Section 4 is for an underwritten public offering, only shares of Common Stock which are to be included in the underwriting may be included in the registration. Notwithstanding the provisions of Sections 4(b) and 4(c), if the underwriter determines that marketing factors require a limitation of the total number of shares of Common Stock to be underwritten or a limitation of the total number of shares of Common Stock to be sold by the Company, then the number of shares to be included in the registration and the underwriting shall first be allocated among all holders who indicated to the Company their decision to distribute any of their Registrable Securities through such underwriting, in proportion, as nearly as practicable, to the respective number of Registrable Securities requested for inclusion in the registration by such holders , then the remainder, if any, to the Company. No stock excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration. If the Company determines not to participate in any such underwriting, it may elect to withdraw therefrom by written notice, within five (5) days of notice to the Company of such underwriter’s marketing limitation, to the holders of Registrable Securities and the underwriter. The securities so withdrawn from such underwriting shall also be withdrawn from such registration.

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5.	Piggyback Registration. If the Company, at any time (other than pursuant to Section 4 or Section 6) proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or their respective successors or another form not available for registering the Registrable Securities for sale to the public), each such time it will give written notice to all holders of outstanding Registrable Securities of its intention so to do. Upon the written request of any such holder, received by the Company within fifteen (15) days after the giving of any such notice by the Company, to register any of its Registrable Securities (which request shall state the intended method of disposition thereof), the Company will use its best efforts to cause the Registrable Securities as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with its written request) of such Registrable Securities so registered. In the event that any registration pursuant to this Section 5 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of Registrable Securities to be included in such an underwriting may be reduced (pro rata among the requesting holders of Registrable Securities as well as requesting holders of any other registrable securities of the Company with piggyback registration rights based upon the number of Registrable Securities and such other securities requested for inclusion by such holders) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 5 without thereby incurring any liability to the holders of Registrable Securities.

6.	Registration on Form S-3. If at any time (i) a holder or holders of Shares or Registrable Securities request that the Company file a registration statement on Form S-3 or any successor thereto for a public offering of all or any portion of the Registrable Securities held by such requesting holder or holders, the reasonably anticipated aggregate price to the public of which would exceed $1,000,000, and (ii) the Company is a registrant entitled to use Form S-3 or any successor thereto to register such shares, then the Company shall use its best efforts to register under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with the method of disposition specified in such notice, the number of Registrable Securities specified in such notice. Whenever the Company is required by this Section 6 to use its best efforts to effect the registration of Registrable Securities, each of the procedures and requirements of Section 4 (including but not limited to the requirement that the Company notify all holders of Registrable Securities from whom notice has not been received and provide them with the opportunity to participate in the offering) shall apply to such registration, provided, however, that the number of registrations on Form S-3 which may be requested and obtained under this Section 6 shall be limited to three (3). Notwithstanding anything to the contrary contained herein, no request may be made under this Section 6 within one hundred eighty (180) days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the holders of Registrable Securities shall have been entitled to join pursuant to Sections 4 or 5 and in which there shall have been effectively registered all Registrable Securities as to which registration shall have been requested. Notwithstanding the foregoing, the Company shall not be obligated to effect any S-3 registration: (i) unless such request would have a net aggregate offering price exceeding $1,000,000; or (ii) if such request is made within 12 months of a previous S-3 registration. In addition, if the President or Chief Executive Officer of the Company executes a certificate giving notice of the Company’s intention to file a registration statement or stating that in the good faith judgment of the Board of Directors of the Company the offering would be (i) detrimental to the Company or its shareholders, (ii) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (iii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iv) render the Company unable to comply with requirements under the Securities Act or Exchange Act, the Company may delay such request one or more times (but only once in any 12 month period) for a period not to exceed 180 days after receipt of the request pursuant to this Section 6.

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7.	Registration Procedures. If and whenever the Company is required by the provisions of Sections 4, 5 or 6 to use its best efforts to effect the registration of any Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

(a)	prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

(b)	prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement in accordance with the sellers’ intended method of disposition set forth in such registration statement for such period;

(c)	furnish to each seller of Registrable Securities and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such registration statement;

(d)	use its best efforts to register or qualify the Registrable Securities covered by such registration statement under the securities or “blue sky” laws of such jurisdictions as the sellers of Registrable Securities or, in the case of an underwritten public offering, the managing underwriter, reasonably shall request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

(e)	use its best efforts to list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

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(f)	immediately notify each seller of Registrable Securities and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(g)	if the offering is underwritten and at the request of any seller of Registrable Securities, use its best efforts to furnish on the date that Registrable Securities is delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements contained therein) and (C) to such other effects as reasonably may be requested by counsel for the underwriters or by such seller or its counsel and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request;

(h)	make available for inspection by each seller of Registrable Securities, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

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(i)	make available to each seller of Registrable Securities, as soon as reasonably practicable, an earnings statement covering a period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

(j)	furnish to each seller of Registrable Securities copies of all documents filed with the Commission and all correspondence between the Company and the Commission with respect to a registration in accordance with Sections 4, 5 or 6; and

(k)	otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission.

For purposes of Section 7(a) and 7(b) and of Section 4(c), the period of distribution of Registrable Securities in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Registrable Securities in any other registration shall be deemed to extend until the earlier of the sale of all Registrable Securities covered thereby and thirty (30) days after the effective date thereof.

In connection with each registration hereunder, the sellers of Registrable Securities will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

In connection with each registration pursuant to Sections 4, 5 or 6 covering an underwritten public offering, the Company and each seller agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company’s size and investment stature.

Notwithstanding any other provisions of this Agreement, the Company’s obligation to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for a period not to exceed ninety (90) days in any twelve (12) month period if there exists at the time material non-public information relating to the Company which, in the reasonable opinion of the Company, should not be disclosed or if at the time of any request to register Registrable Securities pursuant to Section 4 or 6, the Company is engaged or has fixed plans to engage within thirty (30) days of the time of the request in a registered public offering as to which holders of Registrable Securities may include such Registrable Securities pursuant to Section 5. The Company may not exercise its rights pursuant to this paragraph more than once in any 12-month period.

8.	Expenses. All expenses incurred by the Company in complying with Sections 4, 5 and 6, including, without limitation, all registration and filing fees, printing expenses, fees and expenses incurred in connection with complying with state securities or “blue sky” laws, fees of the Financial Industry Regulatory Authority, fees of transfer agents and registrars and costs of insurance fees and disbursements of counsel and independent public accountants for the Company, and the reasonable fees and disbursements, not to exceed $100,000, of one counsel for the selling Purchasers (collectively, but excluding Selling Expenses, “Registration Expenses”) shall be borne and paid by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 4(a) or Section 5 if the registration request is subsequently withdrawn at the request of Purchasers holding a majority of the Registrable Securities to be registered (in which case all selling Purchasers shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration) registrars and costs of insurance but excluding any Selling Expenses, are called “Registration Expenses”. All underwriting discounts and selling commissions applicable to the sale of Registrable Securities are called “Selling Expenses”.

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The Company will pay all Registration Expenses in connection with each registration statement under Sections 4, 5 or 6. All Selling Expenses in connection with each registration statement under Sections 4, 5 or 6 shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such participating sellers other than the Company (except to the extent the Company shall be a seller) as they may agree.

Notwithstanding the foregoing, if a registration statement pursuant to Section 4 or 6 is withdrawn at the request of the shareholders requesting such registration (other than as a result of material adverse information concerning the business or financial condition of the Company which is made known to such shareholders after the date on which such registration was requested) andthe requesting shareholders shall pay the Registration Expenses of such registration pro rata in accordance with the number of Registrable Securities owned by them included in such registration statement.

9.	Indemnification and Contribution.

(a)	In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to Sections 4, 5 or 6, the Company will indemnify and hold harmless each seller of such Registrable Securities thereunder, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities was registered under the Securities Act pursuant to Sections 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that (i) the foregoing indemnity shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld) and (ii) the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus.

(b)	In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to Sections 4, 5 or 6, each seller of such Registrable Securities thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities was registered under the Securities Act pursuant to Sections 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the net proceeds received by such seller from the sale of Registrable Securities covered by such registration statement.

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(c)	Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission to so notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 9 and shall only relieve it from any liability which it may have to such indemnified party under this Section 9 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 9 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

(d)	In order to provide for just and equitable contribution in any case in which either (i) any holder of Registrable Securities exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 9 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 9 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 9; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as shall be fair and equitable based upon the relative benefits received by each party, the parties relative knowledge and access to information concerning the matter and the opportunity to correct and prevent the untrue misstatement; provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

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10.	Changes in Common Stock. If, and as often as, there is any change in the Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

11.	Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, the Company agrees to:

(a)	make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

(b)	use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c)	furnish to each holder of Registrable Securities forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Registrable Securities without registration.

12.	Representations and Warranties of the Company. The Company represents and warrants to you as follows:

(a)	The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Charter or By-laws of the Company or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

(b)	This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms (subject to equitable principles and to applicable bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforceability of creditors’ rights generally and to applicable restrictions on the enforceability of indemnification and contribution).

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13.	Market Stand-off Agreement. If requested in writing by the underwriters for the initial underwritten public offering of securities of the Company, each holder of Registrable Securities who is a party to this Agreement shall agree not to sell publicly any Registrable Securities or any other shares of Common Stock (other than Registrable Securities or other shares of Common Stock being registered in such offering), without the consent of such underwriters, for a period of not more than one hundred eighty (180) days following the effective date of the registration statement relating to such offering; provided, however, that no Purchaser shall be subject to the restriction set forth in this Section 13 unless all executive officers and directors are subject to a similar restriction.

14.	Termination of Rights. Except as otherwise provided herein, all rights and obligations under this Agreement shall terminate upon the earliest of : (a) with respect to a particular holder of Registrable Securities, whenever such holder is eligible to sell all of its Registrable Securities under Rule 144 of the Securities Act or otherwise during any ninety (90) day period.

15.	Benefits of Agreement. All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of the Registrable Securities), whether so expressed or not, provided, however, that registration rights conferred herein on the holders of Registrable Securities shall only inure to the benefit of a transferee of Registrable Securities if (i) such transfer is effected in accordance with all applicable securities laws, (ii) written notice of the transfer is promptly given to the Company and (iii) such transferee agrees in writing to be bound by all of the terms and conditions of this Agreement.

16.	Miscellaneous.

(a)	Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, addressed as follows:

if to the Company or any other party hereto, at the address of such party set forth on the signature page of this Agreement;

if to any subsequent holder of Registrable Securities, to it at such address as may have been furnished to the Company in writing by such holder;

or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Registrable Securities) or to the holders of Registrable Securities (in the case of the Company) in accordance with the provisions of this paragraph.

(b)	Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

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(c)	Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof. This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and the holders of at least two-thirds of the outstanding Registrable Securities.

(d)	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(e)	Severability If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

(f)	Captions. The captions herein are inserted for convenience only and shall not define, limit, extend or describe the scope of the Agreement or affect the construction hereof.

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Please indicate your acceptance of the foregoing by signing and returning the enclosed counterpart of this letter, whereupon this Agreement shall be a binding agreement between the Company and you.

Very truly yours,

CELL SOURCE, INC.

By:	/s/ Itamar Shimrat
Name:	Itamar Shimrat
Title:	President

PURCHASER:

Lytton-Kambara Foundation

By:	/s/ Lauence Lytton
Name:	Laurence Lytton
Title:	President

[Signature Page to Registration Rights Agreement]

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PURCHASER:

Turnpoint Capital, LLC

By:	/s/ Daniel Schmidt
Name:	Daniel Schmidt
Title:	Managing Member

[Signature Page to Registration Rights Agreement]

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PURCHASER

3i, LP

By:	/s/ Maier J. Tarlow
Name:	Maier J. Tarlow
Title:	Manager

[Signature Page to Registration Rights Agreement]

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Schedule I

Purchasers

Lytton-Kambara Foundation
Turnpoint Capital, LLC

3i, LP

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